                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 20, 2002
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                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                             0-17288                     75-2193593
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)

         5847 San Felipe, Suite 900, Houston, TX                     77057
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (713) 783-8200
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                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
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            On  August  20,  2002,  Tidel  Technologies,  Inc.  (the  "Company")
received notice of an action commenced  against the Company on August 9, 2002 in the  Supreme  Court of the State of New  York,  County  of New York  (Index  No.
02602947) by Montrose Investments Ltd. ("Montrose")  regarding the Company's $15 million principal amount, 6% Convertible Debentures,  due September 8, 2004 (the
"Convertible  Debentures").  Montrose is  seeking,  among  other  things,  money damages for nonpayment of the Convertible  Debentures.  The Company is reviewing and  evaluating  the  allegations  contained  in the  complaint.  Based upon its initial review, the Company believes it has strong defenses to the claims raised and intends to vigorously pursue all such defenses.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Tidel Technologies, Inc.

Dated: August 21, 2002                        By: /s/ Leonard Carr
                                                 ----------------------------
                                              Name:  Leonard Carr
                                              Title: Senior Vice President